Third Quarter 2021 Earnings Slides November 2, 2021

2 Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are based on management’s current expectations, are not guarantees of future performance and are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those uncertainties regarding the impact of the COVID-19 pandemic on our business and the economy generally, and those other matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements.

3 Third Quarter Summary ❑ KAR Financial Performance o Consolidated revenue of $535.2M ($443.0M excluding purchased vehicles) o Gross profit of $222.1M was 50.1% of net revenue1 o SG&A of $134.1 o Adjusted EBITDA of $96.6M o Cash flow from operations $56.9M o Operating adjusted EPS of $0.08 – includes $20.9M reduction in unrealized gains on investment securities or $0.09 per share ❑ ADESA Financial Performance o 586K vehicles sold, a decrease of 33% over the prior year o 51% of vehicles sold were off-premise o $274 gross profit per unit sold o SG&A of $125.6M resulted in $214 per vehicle sold ❑ AFC Financial Performance o 351k loan transaction units o $215 revenue per loan transaction, an increase of 20% over the prior year ❑ ADESA Digital Dealer-to-Dealer o 118K vehicles sold in Q3 2021, an increase of 105% over the prior year, and an increase of 19% over the prior year including BacklotCars Q3 2020 vehicles sold prior to acquisition 1 Exclusive of depreciation and amortization

4 T h i r d Q u a r t e r & Y e a r - t o - D a t e R e s u l t s

5 KAR Q3 & YTD 2021 Highlights* ($ in millions, except per share amounts) KAR Q3 2021 Q3 2020 YTD 2021 YTD 2020 Total operating revenues $535.2 $593.6 $1,702.2 $1,658.1 Gross profit** $222.1 $263.9 $725.5 $698.7 % of revenue** 41.5% 44.5% 42.6% 42.1% SG&A $134.1 $131.0 $423.3 $405.7 Other (income) expense, net $13.3 ($1.1) ($22.1) ($1.8) EBITDA $74.5 $133.7 $323.7 $263.6 Adjusted EBITDA $96.6 $139.2 $336.3 $307.8 Net income (loss) ($1.0) $47.1 $61.4 $17.6 Net income (loss) per share – diluted ($0.10) $0.23 $0.20 $0.04 Weighted average diluted shares 119.3 130.0 124.3 130.0 Operating adjusted net income per share – diluted $0.08 $0.45 $0.69 $0.59 Weighted average diluted shares – including assumed conversion of preferred shares 153.2 N/A 157.6 N/A Dividends declared per common share $-- $ -- $-- $0.19 Effective tax rate 54.5% 18.8% 33.9% 32.0% Capital expenditures $26.6 $27.6 $77.3 $74.3 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the period ended September 30, 2021. ** Exclusive of depreciation and amortization

ADESA Q3 & YTD 2021 Highlights*

($ in millions, except RPU)

ADESA	Q3 2021	Q3 2020	YTD 2021	YTD 2020
Auction fees	$198.2	$247.6	$670.4	$680.7
Service revenue	$169.2	$192.9	$539.0	$563.9
Purchased vehicle sales	$92.2	$86.2	$282.8	$211.3
Total ADESA Revenue	$459.6	$526.7	$1,492.2	$1,455.9
Gross profit**	$160.3	$217.3	$556.5	$558.6
% of revenue, excluding purchased vehicles**	43.6%	49.3%	46.0%	44.9%
SG&A	$125.6	$122.1	$397.2	$378.2
Other (income) expense, net	$2.4	($1.1)	($0.6)	($1.7)
EBITDA	$32.1	$96.0	$159.3	$151.0
Adjusted EBITDA	$40.6	$104.8	$203.0	$214.1
% of revenue	8.8%	19.9%	13.6%	14.7%
Commercial vehicles sold	312,000	642,000	1,237,000	1,791,000
Dealer consignment vehicles sold	274,000	229,000	813,000	590,000
Total vehicles sold	586,000	871,000	2,050,000	2,381,000
Auction fees per vehicle sold	$338	$284	$327	$286
Gross profit per vehicle sold**	$274	$249	$271	$235
On-premise mix	49%	46%	47%	50%
Off-premise mix	51%	54%	53%	50%

* For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the period ended September 30, 2021.

** Exclusive of depreciation and amortization

6

7 AFC Q3 & YTD 2021 Highlights* * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the period ended September 30, 2021. ** Exclusive of depreciation and amortization *** Excludes Warranty contract revenue in 2020 ($ in millions, except for revenue per loan transaction) AFC Q3 2021 Q3 2020 YTD 2021 YTD 2020 Interest and fee income $71.2 $55.8 $208.0 . $204.7 Other revenue $2.2 $2.1 $6.4 $6.8 Net recovery (provision) for credit losses $2.2 $-- ($4.4) ($35.9) Warranty contract revenue $-- $9.0 $-- $26.6 Total AFC revenue $75.6 $66.9 $210.0 $202.2 Gross profit** $61.8 $46.6 $169.0 $140.1 % of revenue** 81.7% 69.7% 80.5% 69.3% SG&A $8.5 $8.9 $26.1 $27.5 Other (income) expense, net $10.9 $-- ($21.5) ($0.1) EBITDA $42.4 $37.7 $164.4 $112.6 Adjusted EBITDA $56.0 $34.4 $133.3 $93.7 Loan transactions 351,000 324,000 1,079,000 1,192,000 Revenue per loan transaction*** $215 $179 $195 $147 Provision for credit losses % of finance receivables (0.4%) 0.0% 0.3% 2.6% Managed receivables $2,191.7 $1,744.8 $2,191.7 $1,744.8 Obligations collateralized by finance receivables $1,385.7 $1,101.0 $1,385.7 $1,101.0

8 September 30, 2021 Leverage (US$ in millions) Corporate Credit Ratings: S&P B, Moodys B2 * As defined in the Credit Agreement Balance Maturity Term Loan B-6 (Adjusted LIBOR + 2.25%) $931 2026 Revolving Credit Facility (Adjusted LIBOR + 1.75%) - 2024 Senior Notes (Fixed 5.125%) 950 2025 Finance Leases & Other 19 Total 1,900 Less: Available Cash* (623) Net Debt $1,277 Senior Secured Net Leverage Ratio 0.8 Total Net Debt Ratio 3.16

9 H I S T O R I C A L D A TA

10 ADESA Revenue 3Q21 2Q21 1Q21 2020 4Q20 3Q20 2Q20 1Q20 2019 4Q19 Auction Fees $198.2 $236.7 $235.5 $887.7 $207.0 $247.6 $177.8 $255.3 $1,115.3 $261.0 Service Revenue $169.2 $182.2 $187.6 $737.4 $173.5 $192.9 $134.8 $236.2 $1,018.2 $243.0 Purchased Vehicle Sales $92.2 $97.9 $92.7 $295.0 $83.7 $86.2 $49.6 $75.5 $295.5 $79.3 Total ADESA Revenue $459.6 $516.8 $515.8 $1,920.1 $464.2 $526.7 $362.2 $567.0 $2,429.0 $583.3 Gross Profit $160.3 $197.3 $198.9 $714.4 $155.8 $217.3 $145.0 $196.3 $908.3 $212.4 Gross Profit % 34.9% 38.2% 38.6% 37.2% 33.6% 41.3% 40.0% 34.6% 37.4% 36.4% Gross Profit %, Net of Purchased Vehicle Sales 43.6% 47.1% 47.0% 44.0% 40.9% 49.3% 46.4% 39.9% 42.6% 42.1%

11 ADESA Metrics - Annual 1 Includes purchased vehicle sales 2 Includes vehicles sold by BacklotCars pre-acquisition 3 Excludes vehicles sold by BacklotCars pre-acquisition (TradeRev only) YTD 2021 2020 2019 2018 2017 2016 Revenue1 $1,492.2 $1,920.1 $2,429.0 $2,101.9 $1,937.5 $1,765.3 Commercial vehicles sold 1,237 2,265 2,726 2,446 2,148 1,865 Dealer consignment vehicles sold 813 797 1,058 1,026 1,032 1,020 Total vehicles sold 2,050 3,062 3,784 3,472 3,180 2,885 Auction fees per vehicle sold $327 $290 $295 $302 $311 $303 Gross profit per vehicle sold $271 $233 $240 $251 $256 $253 Gross profit percentage1 37.3% 37.2% 37.4% 41.4% 42.0% 41.3% Gross profit percentage, excluding purchased vehicles 46.0% 44.0% 42.6% 43.9% 43.8% 42.8% On-premise mix 47% 49% 56% 61% 69% 73% Off-premise mix 53% 51% 44% 39% 31% 27% Dealer-to-dealer vehicles sold 337 3162 2102 1173 193 na Gross auction proceeds ($B) $32.5 $44.7 na na na na

12 ADESA Metrics - Quarter 1 Includes purchased vehicle sales 2 Includes vehicles sold by BacklotCars pre-acquisition 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 4Q19 Revenue1 $459.6 $516.8 $515.8 $464.2 $526.7 $362.2 $567.0 $583.3 Commercial vehicles sold 312 420 505 474 642 511 638 642 Dealer consignment vehicles sold 274 291 248 207 229 137 224 245 Total vehicles sold 586 711 753 681 871 648 862 887 Auction fees per vehicle sold $338 $333 $313 $304 $284 $274 $296 $294 Gross profit per vehicle sold $274 $277 $264 $229 $249 $224 $228 $239 Gross profit percentage1 34.9% 38.2% 38.6% 33.6% 41.3% 40.0% 34.6% 36.4% Gross profit percentage, excluding purchased vehicles 43.6% 47.1% 47.0% 40.9% 49.3% 46.4% 39.9% 42.1% On-premise mix 49% 47% 46% 48% 46% 48% 54% 57% Off-premise mix 51% 53% 54% 52% 54% 52% 46% 43% Dealer-to-dealer vehicles sold 118 119 100 902 992 722 552 562 Gross auction proceeds ($B) $9.2 $11.7 $11.4 $10.0 $13.4 $9.6 $11.7 na

13 AFC Metrics - Annual 2020 2019 2018 2017 2016 Revenue $267.6 $352.9 $340.9 $301.3 $286.8 Loan Transaction Units (LTU) 1,519 1,783 1,760 1,688 1,718 Revenue per Loan Transaction, Excluding Warranty Contract Revenue $156 $178 $175 $159 $148 Ending Managed Finance Receivables $1,911.0 $2,115.2 $2,014.8 $1,912.6 $1,792.2 Ending Obligations Collateralized by Finance Receivables $1,261.2 $1,461.2 $1,445.3 $1,358.1 $1,280.3 % Vehicles Purchased at Any Auction 87% 84% 83% 85% 83% Active Dealers 10,900 12,900 12,300 12,400 12,200 Vehicles per Active Dealer 15 16 15 15 15 Average Credit Line $290,000 $270,000 $270,000 $250,000 $260,000 Avg Value Outstanding per Vehicle $11,800 $10,000 $10,200 $9,900 $9,500

14 AFC Metrics - Quarter 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 4Q19 Revenue $75.6 $68.6 $65.8 $65.4 $66.9 $56.8 $78.5 $88.0 Loan Transaction Units (LTU) 351 356 372 327 324 420 448 443 Revenue per Loan Transaction, Excluding “Warranty Contract Revenue” $215 $193 $177 $186 $179 $115 $155 $178 Ending Managed Finance Receivables $2,191.7 $2,108.9 $1,984.4 $1,911.0 $1,744.8 $1,548.3 $1,954.8 $2,115.2 Ending Obligations Collateralized by Finance Receivables $1,385.7 $1,324.2 $1,239.1 $1,261.2 $1,101.0 $735.9 $1,349.9 $1,461.2

15 AFC Provision for Credit Losses - Annual 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Ending Managed Receivables $1,911.0 $2,115.2 $2,014.8 $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 $847.9 Average Managed Receivables $1,854.8 $2,059.9 $1,959.8 $1,802.2 $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 $835.3 Provision for Credit Losses $38.6 $35.3 $32.9 $33.9 $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 $25.0 % of Managed Receivables 2.1% 1.7% 1.7% 1.9% 1.8% 1.1% 1.0% 0.9% 0.8% 0.8% 1.6% 3.3% 6.0% 3.0%

16 AFC Provision for Credit Losses - Quarterly 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 4Q19 Ending Managed Receivables $2,191.7 $2,108.9 $1,984.4 $1,911.0 $1,744.8 $1,548.3 $1,954.8 $2,115.2 Average Managed Receivables $2,150.3 $2,046.7 $1,947.7 $1,827.9 $1,646.6 $1,751.6 $2,035.0 $2,112.8 Net (Recovery) Provision for Credit Losses ($2.2) $1.8 $4.8 $2.7 $-- $19.0 $16.9 $9.8 % of Managed Receivables (0.4%) 0.4% 1.0% 0.6% 0.0% 4.3% 3.3% 1.9%

17 A P P E N D I X

18 Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income (loss) and operating adjusted net income (loss) per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income (loss) and net income (loss) per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income (loss) and operating adjusted net income (loss) per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

19 Q3 2021 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended September 30, 2021 ADESA AFC Consolidated Net income (loss) ($24.0) $23.0 ($1.0) Add back: Income taxes (8.1) 6.9 (1.2) Interest expense, net of interest income 21.7 10.3 32.0 Depreciation and amortization 42.5 2.2 44.7 Intercompany interest - - - EBITDA $32.1 $42.4 $74.5 Non-cash stock-based compensation 3.7 0.6 4.3 Acquisition related costs 2.4 - 2.4 Securitization interest - (7.9) (7.9) (Gain)/Loss on asset sales (3.8) - (3.8) Severance 1.7 - 1.7 Foreign currency (gains)/losses 0.1 - 0.1 Contingent consideration adjustment 4.4 - 4.4 Net change in unrealized gains on investment securities - 20.9 20.9 Total Addbacks/(Deductions) 8.5 13.6 22.1 Adjusted EBITDA $40.6 $56.0 $96.6 Revenue $459.6 $75.6 $535.2 Adjusted EBITDA % margin 8.8% 74.1% 18.0%

20 Q3 2020 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended September 30, 2020 ADESA AFC Consolidated Net income (loss) $23.5 $23.6 $47.1 Add back: Income taxes 7.4 3.5 10.9 Interest expense, net of interest income 21.7 7.5 29.2 Depreciation and amortization 43.4 3.1 46.5 Intercompany interest - - - EBITDA $96.0 $37.7 $133.7 Non-cash stock-based compensation 3.3 0.6 3.9 Acquisition related costs 2.4 - 2.4 Securitization interest - (3.7) (3.7) Loss on asset sales 0.1 - 0.1 Severance 2.4 (0.1) 2.3 Foreign currency (gains)/losses 0.1 - 0.1 Other 0.5 (0.1) 0.4 Total Addbacks/(Deductions) 8.8 (3.3) 5.5 Adjusted EBITDA $104.8 $34.4 $139.2 Revenue $526.7 $66.9 $593.6 Adjusted EBITDA % margin 19.9% 51.4% 23.5%

21 YTD 2021 Adjusted EBITDA Reconciliation ($ in millions) Nine Months ended September 30, 2021 ADESA AFC Consolidated Net income (loss) ($35.0) $96.4 $61.4 Add back: Income taxes (0.6) 32.1 31.5 Interest expense, net of interest income 64.7 29.0 93.7 Depreciation and amortization 130.0 7.1 137.1 Intercompany interest 0.2 (0.2) - EBITDA $159.3 164.4 $323.7 Non-cash stock-based compensation 12.9 1.9 14.8 Acquisition related costs 5.7 - 5.7 Securitization interest - (21.5) (21.5) (Gain)/Loss on asset sales (2.8) (0.8) (3.6) Severance 3.4 0.2 3.6 Foreign currency (gains)/losses 2.7 - 2.7 Contingent consideration adjustment 20.1 - 20.1 Net change in unrealized gains on investment securities - (10.7) (10.7) Other 1.7 (0.2) 1.5 Total Addbacks/(Deductions) 43.7 (31.1) 12.6 Adjusted EBITDA $203.0 $133.3 $336.3 Revenue $1,492.2 $210.0 $1,702.2 Adjusted EBITDA % margin 13.6% 63.5% 19.8%

22 YTD 2020 Adjusted EBITDA Reconciliation ($ in millions) Nine Months ended September 30, 2020 ADESA AFC Consolidated Net income (loss) ($40.6) $58.2 $17.6 Add back: Income taxes (7.3) 15.6 8.3 Interest expense, net of interest income 66.8 30.2 97.0 Depreciation and amortization 131.1 9.6 140.7 Intercompany interest 1.0 (1.0) - EBITDA $151.0 $112.6 $263.6 Non-cash stock-based compensation 10.3 1.8 12.1 Acquisition related costs 4.7 - 4.7 Securitization interest - (21.1) (21.1) Loss on asset sales 1.1 - 1.1 Severance 10.2 0.4 10.6 Foreign currency (gains)/losses 3.2 - 3.2 Goodwill and other intangibles impairment 29.8 - 29.8 Other 3.8 - 3.8 Total Addbacks/(Deductions) 63.1 (18.9) 44.2 Adjusted EBITDA $214.1 $93.7 $307.8 Revenue $1,455.9 $202.2 $1,658.1 Adjusted EBITDA % margin 14.7% 46.3% 18.6%

23 (1) The Series A Preferred Stock dividends and undistributed earnings allocated to participating securities have not been included in the calculation of operating adjusted net income and operating adjusted net income per diluted share. (2) The effective tax rate at the end of each period presented was used to determine the amount of income tax on the adjustments to net income, except for the three months ended September 30, 2021, for which an effective tax rate of 32% was applied to the acquired amortization expense. There was no income tax benefit related to the contingent consideration adjustment or the goodwill and other intangibles impairment because these items were not deductible for income tax purposes. Operating Adjusted Net Income per Share Reconciliation ($ in millions, except per share amounts), (unaudited) Three Months ended September 30, Nine Months ended September 30, 2021 2020 2021 2020 Net income (loss) (1) ($1.0) $47.1 $61.4 $17.6 Acquired amortization expense 12.4 14.0 41.6 42.4 Contingent consideration adjustment 4.4 - 20.1 - Goodwill and other intangibles impairment - - - 29.8 Income taxes (2) (4.0) (2.6) (14.1) (13.6) Operating adjusted net income $11.8 $58.5 $109.0 $76.2 Operating adjusted net income per share − diluted $0.08 $0.45 $0.69 $0.59 Weighted average diluted shares 153.2 130.0 157.6 130.0